PLACEMENT AGREEMENT

This Placement Agreement (the "Agreement") is entered into as of this ___ day of January, 2000, by and between Berthel Fisher & Company Financial Services, Inc. ("Financial Services"), whose address is 100 Second Street SE, Cedar Rapids, Iowa 52401, and Murdock Communication Corporation, ("Murdock" or the "Company"), whose address is 1112 29th Avenue SW, Cedar Rapids, Iowa, 52401.

     WHEREAS, Murdock desires to retain Financial Services as its exclusive placement agent to procure, on a best efforts basis, subscriptions from accredited investors, as defined in Regulation D as promulgated by the Securities Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (hereinafter "Investors" or "Purchasers" or individually an "Investor" or a "Purchaser") in connection with several private placements which will be taking palace simultaneously, wherein, (1) it is contemplated Investors will purchase Units which consist of (a) convertible Promissory Notes in the principal amount of $50,000 which accrue interest at the rate of 12% per annum and which are convertible into shares of the Company's no par value common stock and (b) 8,576 shares of ACTEL Integrated Communications Inc.("ACTEL") preferred stock at $5.83 per share if the Purchaser is an insider who is converting a previous promissory note or 9,804 shares of ACTEL preferred stock, at $5.10 per share, if the Purchaser is not an insider but is converting a previous promissory note, or if the Purchaser is purchasing the unit and is not converting a previous promissory note ("Offering Number 1"); and (2) it is contemplated Investors will purchase shares of ACTEL preferred stock ("Offering Number 2") (hereinafter when referring to Offering Number 1 and Offering Number 2 collectively, they will be referred to as the ("Offerings" or the "Securities"); and

     WHEREAS, Financial Services desires to act as the Company's exclusive placement agent in connection with the Offerings;

     NOW THEREFORE, in consideration of the premises and the mutual obligations set forth herein, receipt of which is hereby acknowledged, the parties agree as follows:

I.     THE  SECURITIES:
       ----------------

The Offerings pertain to financings for the Company in the amount of up to Twenty Million and 00/100 ($20,000,000.00) in connection with private placements wherein the Investors will purchase the following:

     (a) Offering Number 1; Investors will purchase units which consist of convertible promissory notes in the principal amount of $50,000 which accrue interest at the rate of 12% per annum and which are convertible into shares of no par value common stock of the Company and 8,576 shares of ACTEL Integrated Communications Inc.("ACTEL") preferred stock at $5.83 per share if the Purchaser is an insider who is converting a previous promissory note or 9,804 shares of ACTEL preferred stock, at $5.10 per share if the Purchaser is not an insider but is converting a previous promissory note, or if the Purchaser is purchasing the unit and is not converting a previous promissory note, together (the "Units"); and

     (b) Offering Number 2; Investors will purchase shares of ACTEL preferred stock at $5.83 per share.

II.     APPOINTMENT  OF  AGENT:
        -----------------------

     The Company hereby appoints Financial Services as its exclusive financial advisor for a period of eighteen months starting as of the date of execution of this agreement and additionally, the Company hereby appoints Financial Services as its exclusive placement agent ("Placement Agent") for the Offering. The appointment shall commence upon execution of this Agreement, however the Placement Agent must also receive properly completed offering circulars for Offering Number 1 and Offering Number 2 (the "Memorandum(s)") and shall end 6 months following said starting date, however, said appointment may be extended upon the mutual agreement of the parties for up to ninety days (the "Offering Period"). The Placement Agent will commence each Offering upon receipt of a "final" memorandum from the Company (or ACTEL) for such Offering. Financial Services accepts such appointment subject to the terms and conditions herein and shall on a best efforts basis endeavor to procure subscriptions for the Securities from Purchasers who satisfy the Company that they qualify as Purchasers. Financial Services shall continue as Agent until the termination of the Offering Period or as such Offering Period may be extended. Financial Services and Company shall agree as to the states in which the Securities are to be offered, provided, however, that Financial Services, at its sole discretion, may decline to offer the Securities in any state.

     Subject to the observance of and performance by the parties hereto of all their obligations to be observed and performed hereunder, and to the execution and delivery by Financial Services of a copy of this Agreement as hereinafter provided, Financial Services accepts such agency and agrees to use its best efforts during the Offering Period to procure subscribers for the Securities on the terms and conditions set forth herein and in the Memorandums. The agency of Financial Services hereunder, which is coupled with an interest, is not terminable by the Company without Financial Services' written consent or in the event of a continuing material breach of this Agreement by Financial Services. Further, Financial Services may cancel, suspend or take whatever action necessary in the event, Financial Services, in its sole discretion, determines the said cancellation and/or suspension is in the best interest of the Company, Financial Services or the Purchasers.

III.     PRIVATE  PLACEMENT:
         -------------------

     The Company agrees with Financial Services that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and its officers, directors, agents and employees will hold the identity of Purchasers (and the persons to or from whom a subscription to Securities was offered or received, as the case may be), by Financial Services in confidence, except to the extent required by the Company's dealings with governmental or self regulatory agencies, or as otherwise required by law, it being understood that the agreement set forth in this sentence will survive any termination or expiration of the agency of Financial Services and of this Agreement.

     If subscriptions for more than the total number of Securities are received and the Company does not elect to authorize additional Securities to be sold, the order in which subscriptions are accepted by the Company shall govern the selection of Purchasers.

     The Company may introduce Purchasers to Financial Services and Financial Services will make a "best efforts basis" to procure executed Subscription Agreements from these investors. Financial Services will have the option to introduce Purchasers to the Company. The Company and Financial Services both agree, they each, in their sole discretion, have the right to reject any and all proposed purchasers of the Securities for any reason.

     Financial Services, may, at its sole option elect to employ one or more brokers and/or Broker Dealers in order to form a Selling Group, so long as all members of the Selling Group are duly registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and are in compliance with all aspects of the 1934 Act and the NASD Conduct Rules.

IV.     CLOSING:
        --------

     An Initial Closing for the sale of Securities shall be held at the office of Financial Services, or at such other place as the parties hereto shall mutually agree. Thereafter there may be additional closings as mutually agreed to from time to time by the parties (the Initial Closing and subsequent closings collectively herein a "Closing") and all Closings shall be subject to the disbursement of funds as set out in Section V below, (the "Initial Closing").

V.     ESCROW  AGREEMENT:
       ------------------

     All proceeds subscribed to and received as a result of the Offerings shall be deposited into an account (the "Escrow Account") pursuant to an acceptable Escrow Agreement to be entered into between the Company, the Placement Agent and an Escrow Agent. As a result of either Offering Number 1 or Offering Number 2 or as a combination of the sales from both Offerings, the minimum amount that must be obtained and deposited into the Escrow Account is Two Million Five Hundred Thousand and 00/100 Dollars, ($2,500,000.00), (the "Minimum"), and such Minimum must be deposited on or before May 31, 2000. In the event that less than the Minimum is raised by the Placement Agent, then all funds received by the Placement Agent and deposited into the Escrow Account will be returned to such Purchasers with such interest or earnings as have actually been earned. When the Minimum has been raised, the funds in the Escrow Account will be released pursuant to a written request by both the Placement Agent and the Company.

VI.     COMPENSATION:
        -------------

     As compensation for Financial Services' services, the Company hereby agrees to pay Financial Services as follows:


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
     (a) As partial payment for its services prior to the date of this Agreement, Berthel acknowledges receipt of payment of Thirty Thousand Dollars ($30,000). In addition the Company will pay to Placement Agent a monthly retainer fee equal to Fifteen Thousand Dollars ($15,000) with the first payment due on January 15, 2000 and an additional monthly payment of Fifteen Thousand Dollars ($15,000) due on the 15th of each subsequent month during the term of this Agreement (the "Monthly Retainer Fees").

     (b) At each Closing and upon the receipt by the Company of the proceeds of the Offerings, the Company shall pay the Placement Agent as follows: (i) Offering Number 1- A Private Placement Fee of 5% of the amount raised as a result of the sale of the Units, however, as relates to the sale of Units which are the result of conversion of existing debt by insiders, officers and/or directors (the "Insiders"), which because of the size of the Insider's existing debt, the amount to be converted may or may not equate to an entire Unit, the Placement Agent will be paid a fee equal to 2% of the value of the Promissory Notes which are a part of each Unit converted to by the Insiders and 3% of the value of the ACTEL stock which are a part of each Unit converted to by the Insiders; and Offering Number 2- a Private Placement Fee of 3% of the value of the ACTEL stock which is sold as part of the Offering; and, (ii) as a part of Offering Number 1 and Offering Number 2, the Company will issue to the Placement Agent Warrants for shares of common stock equivalent to ten percent (10%) of the equity or subordinated debt securities raised by Placement Agent (the "Warrants") and the Placement Warrants shall be priced at one hundred ten percent (110%) of the market price of the Company common stock as of the Closing date when the Warrants were issued and will be exercisable for a minimum for five years from the date of issuance to the Placement Agent. The parties agree that the price of and the number of Warrants issued to the Placement Agent will be adjusted proportionately if necessary, in the event the Warrants do not convert into common stock on a one to one basis. The Warrant to be issued at the time of Closing will contain terms and conditions normally contained in a Warrant of this type and size. The Warrant may be transferable at the sole discretion of the Placement Agent subject to compliance with applicable Securities laws.

     (c) The Company shall pay to Placement Agent a fee of three percent (3%) on the sale of any assets or subsidiaries of the company (with the exception of the sale of the PIC/ATN subsidiary to ACTEL), and a fee equal to One Hundred Thousand Dollars ($100,000) for producing a fairness Opinion for the sale of any individual Company assets or subsidiaries (including such sales to affiliates).

     (d) Upon the closing of any Merger wherein the Company merges with or sells to another entity (including specifically, but without limitation, Flower.com) in a transaction involving either a stock or asset purchase transaction, the Company shall pay Placement Agent a Success Fee for a completed merger or sale, in whole or in part, calculated as a percentage of the Aggregate Merger or Sale Price according to the following schedule: 5% of the first $1 Million, 4% of the second $1 Million, 3% of the third $1 Million, 2% of the fourth $1 Million and 1% above $4 million of the Aggregate Merger or Sale Price. As used in herein, the term Aggregate Merger or Sale Price shall be defined as the present value of the sum of consideration paid by the Acquiror to or for the Company or its shareholders including (i) cash, (ii) the face amount of any installment notes, (iii) the amount of any debt, including long-term or current debt issued in connection with the transaction, (iv) the balance of any debt assumed by the Acquiror, (v) the fair market value of equity or any equity interest(s) issued to the Company or its shareholders, and (vi) the value of any subsequent or contingent payments including, but not limited to, earnouts, non-compete payments and any other compensation paid. For earnouts and other payments that are not readily ascertainable at closing, Placement Agent will be due its applicable Success Fee as those amounts are paid, unless otherwise mutually agreed upon by both parties to this Agreement.

     (e) If Financial Services employs a selling group, any compensation paid to said selling group shall be paid by Financial Services and all members thereof shall be registered broker-dealers.

     (f) Whether or not a Closing takes place, the Company agrees to reimburse Financial Services for all reasonable and customary out-of-pocket expenses incurred by Financial Services as a result of its activities as Agent for Murdock, including but not necessarily limited to all due diligence, road shows, travel, mailing, legal counsel, accounting, Blue Sky fees, registration fees, printing and marketing expenses. Such expense reimbursement shall be payable as billed by Financial Services.

          Notwithstanding the foregoing, if the total amount paid to Financial Services pursuant to this Article exceeds the amount permitted by the laws and regulations of any state in which the Shares are offered (the "Permitted Compensation"), Financial Services agrees to delay receipt of such fees until the payment of Agent's compensation is less than or equals the Permitted Compensation, and if the Agent's compensation to be paid pursuant to this agreement exceeds at the final Closing the Permitted Compensation, then the excess over Permitted Compensation shall be waived.

VII.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  COMPANY:
         ---------------------------------------------------------------

The  Company  warrants  and  agrees  as  follows:

     (a) (i) The Company has authorized and reserved a sufficient number of shares of Common Stock for issuance in connection with the Offering.

          (ii) Prior to the sale of the Securities to any Offeree, pursuant to Offering Number 1, such Offeree or any person advising such Offeree shall: (i) be furnished by the Company, a copy of Memorandums containing information regarding the Company and its business, and (ii) be given an opportunity to ask questions and receive answers from the Company, its officers and directors concerning the terms and conditions of an investment in the Securities and to obtain any additional information which the Company possesses or could acquire without unreasonable effort or expense that was necessary to verify the accuracy of any information furnished to the investor. Prior to the sale of the Securities to any Offeree pursuant to Offering Number 2, the Offeree shall be furnished with a copy of the Memorandum for Offering Number 2.

          (iii) The Memorandums relating to Offering Number 1, the subscription documents, and any other material the Company formally approves as offering materials will constitute all of the offering materials in connection with the Offering Number 1 (collectively the "Company Information") and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the Company Information not misleading. The Company will deliver to Financial Services at its above address such number of copies of the Memorandums (and any amendment thereto) and any additional mutually agreed upon material, prepared by the Company and approved by Financial Services and its counsel as aforesaid, as Financial Services shall reasonably request. To the knowledge of the Company, the Memorandum for Offering Number 2 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the Information not misleading.

     (b) During the Offering and at all times at or prior to the final Closing, the Memorandums, and all supplements and amendments thereto, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading.

     (c) If during the Offering Period or at any time at or prior to the Closing any event relating to or affecting the Company or any other event shall come to the attention of the Company as a result of which it would or might be appropriate to amend or supplement the Memorandums in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify Financial Services immediately of such event and, if Financial Services' counsel and counsel for the Company are of the opinion that it is necessary to amend or supplement the Memorandums, the Company will forthwith prepare and furnish to Financial Services a reasonable number of copies of an amendment or amendments of, or supplement or supplements to, the Memorandums which will so amend or supplement the Memorandums, and the same shall be satisfactory in form and substance to Financial Services and its counsel. The Company will promptly furnish to Financial Services such information with respect to the Company or the Memorandums as Financial Services may from time to time reasonably request.

     (d) The Company shall furnish or make available to Financial Services and its agents any and all documentation and information reasonably requested by Financial Services.

     (e) The Company shall not, within a period of six (6) months after completion of the last sale of Securities contemplated herein offer or sell any Securities, in transactions which might be deemed a part of the offer and sale of Securities for purposes of the 1933 Act unless the Company delivers to Financial Services, an opinion of counsel satisfactory to Financial Services, regarding whether the securities offered or sold or the offer or sale of such securities did not or will not violate any securities laws.

     (f) The Company and its agents, affiliates and employees (i) have not taken or failed to take any action, whether in connection with the Offering or otherwise, which action or failure to act conflicts or would conflict with, or otherwise make unavailable, the exemption for the Offering and sale of the Securities from the registration provision of the 1933 Act afforded by the 1933 Act, and (ii) will not at any time, either directly or indirectly, sell, offer for sale, solicit offers to subscribe for or buy, or otherwise approach or negotiate in respect of, the Securities or any other interest in the Company prior to or during the Offering Period, except as provided for in this Agreement, if such activity would or might cause the Offering contemplated hereby to be not exempt from the registration provisions of the 1933 Act pursuant to the 1933 Act, or to violate the securities or 'blue sky' laws of any state or other jurisdiction which Financial Services shall designate as one in which Financial Services or any broker/dealer employed by Financial Services intends to sell the Securities or offer the Securities for sale.

     (g) All actions required to be taken at or prior to the Closing by the Company as a condition to the offer and sale of the Securities to qualified subscribers have been taken or will have been taken prior to the Closing; and upon (i) payment of the purchase price specified in each subscription agreement and acceptance of each subscription agreement by the Company, and (ii) the execution and delivery by each subscriber of such additional documents, if any, as may reasonably be requested by the Company or as set forth in the Memorandums, Securities will be issued or sold to each subscriber as set forth in the Memorandums.

     (h) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Iowa with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company is duly qualified to do business as a foreign corporation in good standing in each other jurisdiction where such qualification is required by virtue of the conduct of the Company's business or ownership of its assets, except where the failure to be so qualified would not have a material adverse effect on its business or properties; and has secured, or is in the process of securing, any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

     (i) The Company will use its best efforts, in cooperation with Financial Services, promptly to establish the exemption of the Securities from qualification or registration, under the securities or "blue sky" laws of such states and jurisdictions as Financial Services may designate as those in which Financial Services or any broker/dealers employed by it intends to sell, or offer for sale, the Securities; it will furnish Financial Services' counsel with copies of all written communications and documentation, whether sent or received, with regard to the foregoing and the Company will pay all costs and expenses incurred in connection with the foregoing.

     (j) Except as may be otherwise prohibited by applicable "blue sky" laws, the Company will make available to Financial Services, and Financial Services is authorized on behalf of the Company to make available to each Purchaser and his representatives with respect to this investment, prior to the sale of Securities to such Purchaser, the opportunity to ask questions of, and receive answers from the Company concerning the Company, or the terms and conditions of the Offerings which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the Memorandums and of any other information referred to herein.

     (k) The Company will use its best efforts to meet and/or maintain all requirements, established by the U.S. Congress, the Internal Revenue Service, any agency of the federal government or the federal or state courts necessary for the classification of the Company for federal income tax purposes to be taxable as a corporation.

     (l) The Company will complete, execute, deliver and file with the Securities and Exchange Commission such copies of Form D, satisfactory to Financial Services and its counsel in form and substance, as and when required by Regulation D, if it is determined that Regulation D is available and applicable for either of the Offerings.

     (m) For a period of five (5) years following the final Closing, the Company will deliver to Financial Services, all internal financial statements and/or any additional financial information generally provided to the Company's Board of Directors, lending institutions and/or any other party, other than the Company's executive officers. In the event the Company should become a reporting Company, the Company shall simultaneously provide Financial Services with all financial information which it normally provides to its Shareholders in lieu of the information required by the first sentence of this paragraph.

     (n) The Common Stock of the Company, when issued upon conversion of the Notes, will represent validly authorized, duly issued and fully paid and non-assessable shares of the Company, and the issuance thereof will not conflict with the Articles of Incorporation or Bylaws of the Company nor with any outstanding warrant, option, call, pre-emptive right or commitment of any type relating to the Company's capital stock.

     (o) There is no litigation or governmental proceeding pending or threatened against the Company which would materially and adversely affect the business or financial condition of the Company. All litigation to which Murdock is a party is set forth in schedule VII (o) attached hereto.

     (p) Except as set out on Schedule VII (p) attached hereto, the Company is not in material default in the performance of any obligation, agreement or condition contained in any agreement of the Company, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of or default under the Company's Articles of Incorporation or Bylaws, any material agreement, indenture or instrument by which the Company is bound, or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

     (q) The Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and, except insofar as the enforceability of the indemnification provisions herein may be subject to challenge, constitutes the valid and legally binding agreement of the Company.

VIII.     CONDITIONS  OF  THE  COMPANY'S  OBLIGATIONS:
          --------------------------------------------

     The obligations of the Company are subject to the accuracy of and compliance with Financial Services' representations, warranties and covenants in all material respects, to the observance and performance by Financial Services of its obligations hereunder in all material respects, and to the following further conditions (any of which may be waived in writing in whole or in part by the Company). If any of the conditions specified in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, all the obligations of the Company under this Agreement may be terminated in writing or by telegram at any time at or prior to the Closing.

     (a) At the Closings, the Company may request Financial Services' certificate, dated the date of the Closings, (i) as to the number of investors to whom Financial Service and all broker/dealers employed by Financial Services sold Securities, (ii) as to the number of persons, listed by state, to whom Financial Services shall have made offers to subscribe for Securities, from whom offers to subscribe for or buy Securities shall have been received, and (iii) stating that the representations and Warranties of Financial Services contained herein are true and correct with the same effect as though made expressly at and as of the time of Closing.

     (b) Financial Services shall not have taken or failed to take any action, at any time at or prior to the Closing, which, in the opinion of the Company conflicts or would conflict with, or otherwise makes unavailable, the exemption for the offering and sale of the Securities from the registration provisions of the 1933 Act afforded by the 1933 Act.

IX.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  FINANCIAL  SERVICES:
        ----------------------------------------------------------------------

     Financial Services represents and warrants to and agrees with the Company as follows:

     (a) Financial Services is duly registered under the Securities Exchange Act of 1934 (the "1934 Act"), is a member in good standing of the NASD, is in compliance with all rules and regulations under the 1934 Act and the NASD Conduct Rules and is duly registered as a broker/dealer in every state in which it intends to offer or sell the Securities.

     (b) Prior to the date hereof, Financial Services and its officers, agents and employees have not taken or failed to take any action, whether in connection with the aforesaid solicitation or otherwise, which action or failure to act conflicts or would conflict with, sale of the Securities from the registration provisions of the 1933 Act afforded by the 1933 Act; and hereafter they will not, either directly or indirectly, sell, offer for sale, solicit offers to subscribe for or buy, or otherwise approach or negotiate in respect of, the Securities or any other interest in the Company prior to or during the Offering Period, except as provided for in this Agreement.

     (c) Financial Services is not subject to any disqualification provisions of Rule 262 of Regulation A.

     (d) This Agreement has been duly and validly authorized, executed and delivered by and on behalf of Financial Services and, except insofar as the enforceability of the indemnification provision herein may be subject to challenge, constitutes the valid and legally binding agreement of Financial Services.

     (e) The execution and delivery of this Agreement, the observance and performance hereof, and the consummation of the transactions contemplated herein and in the Memorandums, does not and will not constitute a breach of or a default under, any instrument or agreement by which Financial Services is bound, and does not and will not contravene any existing law, decree or order applicable to Financial Services.

     (f) Financial Services will not make an offer or sale of Securities on the basis of any communications or documents relating to the Company or the Securities, except the Memorandums and the exhibits thereto, other documents supplied or prepared by the Company and delivered to Financial Services for use in making an offer or sale of Securities, and any cover or transmittal letter in respect of the foregoing. Financial Services will conduct the Offerings in compliance with all applicable federal and state securities laws and Financial Services will not make any general advertisement or general solicitation (including communications published in any newspaper, newsletter, magazine, the Internet, or other broadcast) in connection with the Offerings.

     (g) Financial Services will offer and sell Securities only to accredited Investors, as defined in Rule 501 promulgated under the 1933 Act.

     (h) In making any offer or sale of Securities, Financial Services shall comply with the provisions of the 1933 Act, the 1934 Act, and the securities or "blue sky" laws of the jurisdictions in which Financial Services makes offers or sales of Securities.

     (i) Financial Services will exercise reasonable care to assure that the Purchasers to whom it offers Securities are not underwriters within the meaning of Section 2(l1) of the 1933 Act. In that connection, Financial Services will make reasonable inquiry to determine that the Purchaser is acquiring the Securities for his, her or its own account for investment purposes.

X.     CONDITIONS  OF  FINANCIAL  SERVICES'  OBLIGATIONS:
       --------------------------------------------------

     Financial Services' obligations hereunder are subject to the accuracy of and compliance by the Company with representations, warranties and covenants herein of the Company, in all material respects, to the observance and performance by the Company of its obligations hereunder, in all material respects, and under the Memorandums, and to the following further conditions (any of which may be waived in writing in whole or in part by Financial Services):

     (a) After each Closing, Financial Services may request in writing certificates dated the day of the Closing, signed by the Company to the effect that all representations and warranties of the Company contained herein are true and correct with the same effect as though made expressly at and as of the time of the Closing.

     (b) Financial Services' counsel shall have been furnished promptly, upon written request, such instruments and other documents as they may reasonably require for the purpose of enabling them to pass upon the sales of the Securities as herein contemplated and related proceedings and in order to evidence the accuracy and completeness of any and all the representations or warranties, or the fulfillment of any and all of the conditions, contained in this Agreement or in the Memorandums, and all such instruments and other documents shall be reasonably satisfactory in form and substance to such counsel; all actions taken by the Company in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory to Financial Services and its counsel; and the Memorandums (and any supplements or amendments thereto) shall, at all times during the Offering Period and at the time of Closing, be reasonably satisfactory in form and substance to Financial Services and its counsel.

     (c) Prior to each Closing, the Company agrees to deliver to the Placement Agent an opinion of the Company's counsel reasonably satisfactory in form and substance to the Placement Agent and its counsel, dated as of or prior to the date of the Closing, to the effect that:

          (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Iowa, with corporate power to carry on the business described in the Memorandums.

          (ii) The Execution and delivery of this Agreement and the issuance of the Securities will not violate or conflict with the Articles of Incorporation or By laws of the Company, or any material agreement known to such counsel to which the Company is a party.

          (iii) This Agreement has been duly authorized by all requisite corporate action, executed and delivered by the Company, and constitutes a valid, binding and enforceable obligation of the Company in accordance with its terms, except as rights of indemnity thereunder may be limited by federal or state securities laws and enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws generally affecting the enforcement of creditors' rights or by judicial limitations on the right of specific performance.

          (iv) Similar opinions as related in paragraphs (b) and (c) above, regarding the Escrow Agreement.

          (v) With the exception of the sale of the ACTEL shares which are sold as a part of Offering Number 1 and Offering Number 2, the Securities, when executed and delivered by the Company, have been duly authorized and will constitute valid, binding and enforceable obligations of the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws generally affecting the enforcement of creditors' rights or by judicial limitations on the right of specific performance.

          (vi) To the best of its knowledge, such counsel knows of no litigation or governmental investigation against the Company except as shown as
Schedule  VII  (o).

          (vii) Based on the assumption that the Securities are only sold to Accredited Investors, and that the Company is not an affiliate of ACTEL, the Offerings and particularly the sale of the ACTEL Preferred Stock will be exempt from registration under any federal securities laws.

     (d) If any of the conditions specified in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, all Financial Services obligations under this Agreement may be terminated in writing or by telegram at any time at or prior to the Closing.

XI.     NOTICE:
        -------

     Except where otherwise herein provided, all notices, information, consents and other communications required or permitted by the provision of this Agreement to be given or sent by any party, shall be in writing and shall be deemed to be properly given when: (i) delivered personally to any of the hereinafter designated addresses or the named representatives thereof; (ii) mailed by prepaid certified or registered mail, return receipt requested; (iii) when sent by prepaid telephone facsimile, telegram, cable or telex; (iv) when sent for overnight delivery by recognized commercial carrier; and in each instance addressed to such party at the respective address as follows:

          IF  TO  THE  COMPANY:
          ---------------------

          Murdock  Communications  Corporation
          1112  29th  Avenue  SW
          Cedar  Rapids,  IA  52404

          IF  TO  FINANCIAL  SERVICES:
          ----------------------------

          BERTHEL  FISHER  &  COMPANY  FINANCIAL  SERVICES,  INC.
          100  Second  Street  SE
          P.O.  Box  74250
          Cedar  Rapids,  Iowa  52407-4250
Attention:  Thomas  J.  Berthel

     Either party may at any time change its respective designated address above by giving notice thereof to the other parties hereto.

XII.     INDEMNIFICATION:
         ----------------

     (a) The Company agrees to indemnify and hold harmless Financial Services, and each person, if any, who controls Financial Services, and each of Financial Services' officers, directors, agents and employees:

          (1) against any and all loss, liability, claim, damage and expense whatsoever arising out of a breach by the Company of any of its representations and warranties and covenants herein or out of any untrue statement or alleged untrue statement of a material fact contained in the Memorandums or any document filed with the securities agency of any state or other jurisdiction or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information furnished by Financial Services or its affiliates, officers, directors, agents, employees or counsel specifically for use with reference to Financial Services or its affiliates in the preparation of the Memorandums or any document filed with the securities agency of any state or other jurisdiction;

          (2) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever, based upon any breach or untrue or alleged untrue statement or omission or alleged omission referred to in paragraph (1) above, if such settlement if effected with the written consent of the Company; and

          (3) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, based upon any breach or untrue statement or omission, or any alleged untrue statement or omission, referred to above, to the extent that any such expense is not paid as provided above.

     (b) Financial Services agrees to indemnify and hold harmless the Company, each of its directors, officers, agents and each person who controls the Company within the meaning of Section 15 of the Act against any losses, claims, damages, or liabilities to which the Company or any such director, or controlling person may become subject, under the Act, the 1934 Act, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon(i) any breach by Financial Services of any of its representatives, warranties and covenants herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandums or any amendment thereof, or the omission or alleged omission to state in the Memorandums or any amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by Financial Services and filed in any jurisdiction in order to obtain an exemption from registration for the Securities or the sale thereof from the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case of (ii) or (iii) above to the extent, but only the extent, that such untrue statement, or alleged untrue statement, or omission, or alleged omission, was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, Financial Services in writing specifically for use in the preparation of the Memorandums or any amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by Financial Services and filed in any jurisdiction; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability, which the Agent may otherwise have.

     (c) Within a reasonable time after the assertion of any claim against any party hereto (or any person who controls such party) in connection with the Offering or sale of the Securities, such party shall give notice of such claim to the other parties hereto. A contributor under this Section shall have the right to participate, at such party's own expense and through counsel of such party's own choosing, in contesting and defending against any such claim and in any litigation, proceedings or settlement negotiation with respect thereto. The indemnity set forth in this Section shall be in addition to any liability that either of the parties hereto may otherwise have.

     (d) The indemnity agreement contained in paragraph XII herein shall remain operative and in full force and effect regardless of any termination of the Agreement or of any investigation made by or on behalf of the Company or Financial Services, and shall survive the delivery of and payment for the Securities.

XIII.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  TO  SURVIVE  CLOSING:
          --------------------------------------------------------------------

     All representations, warranties, covenants and agreements contained in this Agreement or contained in certificates submitted pursuant thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Financial Services or any person who controls Financial Services, or by or on behalf of the Company, or any person who controls the Company and shall survive the Closing.

XIV.     PARTIES:
         --------

     This Agreement shall inure to the benefit of and be binding upon Financial Services, the Company, and their respective successors, this Agreement and the conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of no other person, except as otherwise herein specifically provided.

XV.     GOVERNING  LAW:
        ---------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Iowa applicable to agreements made and to be performed wholly within such state.

XVI.     COUNTERPARTS:
         -------------

     This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties notwithstanding that all parties have not signed the same counterpart.

XVII.     MISCELLANEOUS:
          --------------

     All titles or captions of Sections contained herein are for convenience only and shall not be deemed a part hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require. The terms "person" and "persons" shall include reference to individuals, partnerships, corporations, trusts and other entities. The terms "law" and "laws" shall include, without limitation, any rules and regulations promulgated under a statute. Any payment of a sum to be made hereunder by the Company to Financial Services shall be made by a check payable to the order of Financial Services.

XVIII.     ADVISORY  AGREEMENT  TERMINATED:
           --------------------------------

     The December 1999 financial advisory agreement executed between the Company and Financial Services is hereby terminated in its entirety.

XIX.     TERMINATION:
         -----------

     This engagement may be terminated by the Company or by Financial Services at any time after 180 days with or without cause upon written notice to that effect to the other party, but no such termination shall affect Financial Service's rights to compensation earned on or prior to such termination, and Financial Services shall be entitled to reimburse of any reasonable expenses not previously reimbursed. Financial Services shall be entitled to the compensation hereinafter provided in the event that at any time prior to the expiration of eighteen months after expiration or termination of this Agreement a Financing or Merger is consummated (I) with a lender/investor or merger partner introduced to the Company by Financial Services or contacted by Financial Services or the Company during the term of this Agreement or (ii) as a result of the use by the Company of materials or other work product prepared by Financial Services.

     IN WITNESS WHEREOF, both parties hereto execute this Agreement as of the day and date stated above.



BERTHEL  FISHER  &  COMPANY                      MURDOCK  COMMUNICATIONS
FINANCIAL  SERVICES,  INC.                       CORPORATION


By:                                              By:
     ---------------------------------------        ----------------------------
     Thomas  J.  Berthel
     President  and  Chief  Executive  Officer      Chief  Financial  Officer